Exhibit 23.2

CONSENT OF DEGOLYER AND MACNAUGHTON
DEGOYLER AND MACNAUGHTON
5001 SPRING VALLEY ROAD
SUITE 800 EAST
DALLAS, TEXAS 75244
June 30, 2016
Abraxas Petroleum Corporation
18803 Meisner Drive
San Antonio, Texas 78258
Ladies and Gentlemen:
We hereby consent to the incorporation by reference of information taken from our “Report as of December 31, 2015 on Reserves and Revenue of Certain Properties owned by Abraxas Petroleum Corporation,” “Appraisal Report as of December 31, 2014 on Certain Properties owned by Abraxas Petroleum Corporation,” and “Appraisal Report as of December 31, 2013 on Certain Properties owned by Abraxas Petroleum Corporation”, which appear under the sections “Item 1-Business General”, “Item 2-Properties”, “Primary Operating Areas”, and “Reserves Information” in the Abraxas Petroleum Corporation Annual Report on Form 10-K for the year ended December 31, 2015, and our letter report dated February 8, 2016, which appears in the Abraxas Petroleum Corporation Annual Report on Form 10-K for the year ended December 31, 2015 as Exhibit 99.1 and in the Registration Statement on Form S-3 of Abraxas Petroleum Corporation dated June 30, 2016.
Very truly yours,
/s/ DeGOLYER and MacNAUGHTON
DEGOYLER AND MACNAUGHTON
Texas Registered Engineering Firm F-716

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________

FORM T-1

STATEMENT OF ELIGIBILITY UNDER
THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
Check if an Application to Determine Eligibility of
a Trustee Pursuant to Section 305(b)(2)
_______________________________________________________

U.S. BANK NATIONAL ASSOCIATION
(Exact name of Trustee as specified in its charter)

31-0841368
I.R.S. Employer Identification No.

800 Nicollet Mall Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)

Shazia Flores
U.S. Bank National Association
5555 San Felipe Street, Suite 1150
Houston, TX 77056
(713) 235-9209
(Name, address and telephone number of agent for service)

Abraxas Petroleum Corporation
(Issuer with respect to the Securities)

Nevada	74-2584033
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

18803 Meisner Drive San Antonio, Texas	78258
(Address of Principal Executive Offices)	(Zip Code)

Senior Notes
(Title of the Indenture Securities)

FORM T-1

Item 1.	GENERAL INFORMATION. Furnish the following information as to the Trustee.

a)	Name and address of each examining or supervising authority to which it is subject.
Comptroller of the Currency
Washington, D.C.

b)	Whether it is authorized to exercise corporate trust powers.
Yes

Item 2.	AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
None

Items 3-15	Items 3-15 are not applicable because to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16.	LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

1.	A copy of the Articles of Association of the Trustee.*

2.	A copy of the certificate of authority of the Trustee to commence business, attached as Exhibit 2.

3.	A copy of the certificate of authority of the Trustee to exercise corporate trust powers, attached as Exhibit 3.

4.	A copy of the existing bylaws of the Trustee.**

5.	A copy of each Indenture referred to in Item 4. Not applicable.

6.	The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

7.	Report of Condition of the Trustee as of March 31, 2016 published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

*	Incorporated by reference to Exhibit 25.1 to Amendment No. 2 to registration statement on S-4, Registration Number 333-128217 filed on November 15, 2005.

**	Incorporated by reference to Exhibit 25.1 to registration statement on form S-3ASR, Registration Number 333-199863 filed on November 5, 2014.

SIGNATURE
Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Houston, State of Texas on the 27th of June, 2016.

By:	/s/ Shazia Flores
Shazia Flores
Vice President

Exhibit 2

Exhibit 3

Exhibit 6

CONSENT
In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated: June 27, 2016

By:	/s/ Shazia Flores
Shazia Flores
Vice President

Exhibit 7
U.S. Bank National Association
Statement of Financial Condition
1.As of 3/31/2016

($000’s)

3/31/2016
Assets

Cash and Balances Due From         $ 10,947,868
Depository Institutions
Securities        106,681,861
Federal Funds        36,987
Loans & Lease Financing Receivables         263,697,563
Fixed Assets         5,196,349
Intangible Assets        12,814,361
Other Assets         23,828,774
Total Assets         $423,203,763

Liabilities
Deposits        $315,187,684
Fed Funds        1,383,186
Treasury Demand Notes        0
Trading Liabilities         1,570,792
Other Borrowed Money        44,382,132
Acceptances        0
Subordinated Notes and Debentures        3,800,000
Other Liabilities        12,270,761
Total Liabilities        $378,594,555

Equity
Common and Preferred Stock        18,200
Surplus         14,266,915
Undivided Profits        29,514,964
Minority Interest in Subsidiaries        809,129
Total Equity Capital        $44,609,208

Total Liabilities and Equity Capital        $423,203,763

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________

FORM T-1

STATEMENT OF ELIGIBILITY UNDER
THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
Check if an Application to Determine Eligibility of
a Trustee Pursuant to Section 305(b)(2)
_______________________________________________________

U.S. BANK NATIONAL ASSOCIATION
(Exact name of Trustee as specified in its charter)

31-0841368
I.R.S. Employer Identification No.

800 Nicollet Mall Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)

Shazia Flores
U.S. Bank National Association
5555 San Felipe Street, Suite 1150
Houston, TX 77056
(713) 235-9209
(Name, address and telephone number of agent for service)

Abraxas Petroleum Corporation
(Issuer with respect to the Securities)

Nevada	74-2584033
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

18803 Meisner Drive San Antonio, Texas	78258
(Address of Principal Executive Offices)	(Zip Code)

Subordinated Notes
(Title of the Indenture Securities)

FORM T-1

Item 1.	GENERAL INFORMATION. Furnish the following information as to the Trustee.

a)	Name and address of each examining or supervising authority to which it is subject.
Comptroller of the Currency
Washington, D.C.

b)	Whether it is authorized to exercise corporate trust powers.
Yes

Item 2.	AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
None

Items 3-15	Items 3-15 are not applicable because to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16.	LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

1.	A copy of the Articles of Association of the Trustee.*

2.	A copy of the certificate of authority of the Trustee to commence business, attached as Exhibit 2.

3.	A copy of the certificate of authority of the Trustee to exercise corporate trust powers, attached as Exhibit 3.

4.	A copy of the existing bylaws of the Trustee.**

5.	A copy of each Indenture referred to in Item 4. Not applicable.

6.	The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

7.	Report of Condition of the Trustee as of March 31, 2016 published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

*	Incorporated by reference to Exhibit 25.1 to Amendment No. 2 to registration statement on S-4, Registration Number 333-128217 filed on November 15, 2005.

**	Incorporated by reference to Exhibit 25.1 to registration statement on form S-3ASR, Registration Number 333-199863 filed on November 5, 2014.

SIGNATURE
Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Houston, State of Texas on the 27th of June, 2016.

By:	/s/ Shazia Flores
Shazia Flores
Vice President

Exhibit 2

Exhibit 3

Exhibit 6

CONSENT
In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated: June 27, 2016

By:	/s/ Shazia Flores
Shazia Flores
Vice President

Exhibit 7
U.S. Bank National Association
Statement of Financial Condition
2.As of 3/31/2016

($000’s)

3/31/2016
Assets

Cash and Balances Due From         $ 10,947,868
Depository Institutions
Securities        106,681,861
Federal Funds        36,987
Loans & Lease Financing Receivables         263,697,563
Fixed Assets         5,196,349
Intangible Assets        12,814,361
Other Assets         23,828,774
Total Assets         $423,203,763

Liabilities
Deposits        $315,187,684
Fed Funds        1,383,186
Treasury Demand Notes        0
Trading Liabilities         1,570,792
Other Borrowed Money        44,382,132
Acceptances        0
Subordinated Notes and Debentures        3,800,000
Other Liabilities        12,270,761
Total Liabilities        $378,594,555

Equity
Common and Preferred Stock        18,200
Surplus         14,266,915
Undivided Profits        29,514,964
Minority Interest in Subsidiaries        809,129
Total Equity Capital        $44,609,208

Total Liabilities and Equity Capital        $423,203,763